UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 19, 2010

BROADPOINT GLEACHER SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)
0-14140
(Commission File Number)
22-2655804
(IRS Employer Identification No.)
1290 Avenue of the Americas
New York, New York
(Address of Principal Executive Offices)
10104
(Zip Code)
(212) 273-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On May 19, 2010, the Company issued a press release announcing its participation in the Macquarie Global Securities Industry Conference 2010 on Wednesday, May 19, 2010 in New York City.
The Company’s presentation will be webcast live and is currently scheduled to occur at 3:40 P.M. EDT. The webcast can be accessed on May 19, 2010 through the Investor Relations portion of the Company’s website at www.gleacher.com. For those who cannot listen to the live webcast, the archived webcast will be available for 90 days following the conference directly through the Company’s website. A copy of the press release is attached hereto as Exhibit 99.1.
The information in Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this Current Report on Form 8-K, including the Exhibit attached hereto, of any information (financial or otherwise) does not constitute an admission that such information is material.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
     99.1 — Press Release of Broadpoint Gleacher Securities Group, Inc. dated May 19, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADPOINT GLEACHER SECURITIES GROUP, INC.
By:	/s/ Jeffrey Kugler
	Name:	Jeffrey Kugler
	Title:	Acting Chief Financial Officer

Date: May 19, 2010